Subsequent events	9 Months Ended
Sep. 30, 2016
Notes To Consolidated Financial Statements
Subsequent Events

13. Subsequent Events

  Newbuild novation and newbuild sale: In October 2016, Gloverseven signed a novation agreement for newbuild Hull No. S835, a 77,000 dwt, Japanese Panamax class vessel and Kyotofriendo One signed a memorandum of agreement for the sale upon delivery of newbuild Hull No. 1551, a 81,600 dwt, Japanese Kamsarmax class vessel, in each case, to entities owned by our Chief Executive Officer and Chairman of our Board of Directors, Polys Hajioannou. Each vessel is scheduled to be delivered in the first quarter of 2017.

  Dividend declaration: In October 2016, the Board of Directors declared a dividend of $0.50 per share of all classes of outstanding preferred shares, payable to all shareholders of record as of October 24, 2016, which was paid on October 31, 2016.